UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

   Date of Report            (Date of earliest event reported):  April 12, 2004

                              INTERMOST CORPORATION
               (Exact name of Registrant as specified in charter)

           Wyoming                      0-30430                 87-0418721
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

                       10th Floor, B10-07 Guomao Building
                                Renmin Road South
                             Shenzhen, China 518014
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 011-86-755-8221-0238

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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EXPLANATORY NOTE

      On April 12, 2004 the Registrant's wholly-owned subsidiary, IMOT Information Technology (Shenzhen) Ltd. ("IMOT Technology"), received approval from the government of Shenzhen, China to its proposed acquisition of 25% of the issued and outstanding shares of Shanghai Fortune Venture Limited ("Shanghai Fortune") from certain of its shareholders. Approval of the government of Shenzhen, China was required to complete the acquisition, which was memorialized by a Sale and Purchase Agreement entered into on October 3, 2003 between the Registrant and IMOT Technology, on the one hand and Shanghai Fortune and North Shanghai Branch of Shanghai Technology Property Right Exchange Center, on the other hand.

      The purpose of this amendment to the current report on Form 8-K originally filed on April 26, 2004 is to file the required financial statements of the business acquired and the related pro forma financial information.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired.

      The audited consolidated balance sheets of Shanghai Fortune Venture Ltd. and subsidiary at June 30, 2003 and March 31, 2004 (unaudited) and the related consolidated statements of operations from October 30, 2002 (Inception) to June 30, 2003, the period from October 30, 2002 (Inception) to March 31, 2003 (Unaudited), the nine months ended March 31, 2004 (Unaudited) and the period from October 20, 2002 (Inception to March 31, 2004 (Cumulative)(Unaudited), consolidated statements of stockholders' equity for the period from October 30, 2002 (Inception) to June 30, 2003 and the nine months ended March 31, 2004 (Unaudited), the consolidated statements of cash flows for the period from October 30, 2002 (Inception) to June 30, 2003, the period from October 30, 2002 (Inception) to March 31, 2003 (Unaudited), the nine months ended March 31, 2004 (Unaudited) and the period from October 30, 2002 (Inception) to March 31, 2004 (Cumulative)(Unaudited) are filed herewith as Exhibit 99.1.

(b)   Pro-Forma Financial Information.

      The unaudited pro forma financial information of Intermost Corporation and subsidiaries, including the consolidated statement of operations for the year ended June 30, 2003 and the consolidated statement of operations for the nine months ended March 31, 2004, is filed herewith as Exhibit 99.2.

(c)   Exhibits

      99.1  Shanghai Fortune Venture Ltd. and Subsidiary Financial Statements

      99.2 Pro Forma Financial Information of Intermost Corporation and Subsidiaries

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOST CORPORATION

/s/ Andy Lin
----------------------------------
Andy Lin,
President
Dated:  November 24, 2004